U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 5, 2007

Summit Environmental Corporation, Inc.
(Exact name of registrant as specified in its charter)

Texas (state of incorporation)	333-48659 (Commission File Number)	73-1537206 (IRS Employer I.D. Number)

16610 Dallas Parkway, Suite 2100
Dallas, TX 75248
Telephone (800) 522-7841
____________________________________________________
(Address and telephone number of registrant's principal
executive offices and principal place of business)

12264 El Camino Real #400, San Diego, CA 92130
____________________________________________________
(Former address and telephone number of registrant's principal executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Resignation of Principal Officer

On October 5, 2007 Don Jordan, the Registrant’s President and Chief Financial Officer, resigned his position as an officer of the Registrant. Mr. Jordan will continue to serve as a director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2007	Summit Environmental Corporation, Inc.

By /s/ Thomas J. Kenan
Thomas J. Kenan, Acting President